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                                                                     EXHIBIT 4.3



                              [RAINDANCE LOGO](TM)
             NUMBER                                                SHARES
          RD
            --------                                             -----------

                         RAINDANCE COMMUNICATIONS, INC.

                         INCORPORATED UNDER THE LAWS           SEE REVERSE FOR
    COMMON STOCK          OF THE STATE OF DELAWARE           CERTAIN DEFINITIONS
                                                              CUSIP 75086X 10 6
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THIS IS TO CERTIFY THAT





is the owner of
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 fully paid and non-assessable shares, $.0015 par value, of the COMMON STOCK of
==========================RAINDANCE COMMUNICATIONS, INC.========================

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file at the principal office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:
                             [Corporate Seal of Raindance
 /s/ Stephanie A. Anagnostou     Communications, Inc.]     /s/ Paul A. Berberian

            SECRETARY                                    CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
      WELLS FARGO BANK MINNESOTA, N.A.
                                                            TRANSFER AGENT
                                                            AND REGISTRAR

BY

                                                          AUTHORIZED SIGNATURE

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         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common             UNIF GIFT MIN ACT-___________Custodian___________
         TEN ENT - as tenants by the entireties                          (Cust)             (Minor)
         JT TEN  - as joint tenants with right of                     under Uniform Gifts to Minors
                   survivorship and not as tenants
                   in common                                          Act__________________________
                                                                                  (State)

                                                    UNIF TRANS MIN ACT-___________CUSTODIAN___________
                                                                          (Cust)             (Minor)
                                                                       under Uniform Transfers to Minors

                                                                       Act__________________________
                                                                                   (State)



     Additional abbreviations may also be used though not in the above list.


For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED
     _________________________________


                       _________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:


____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.